UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2012

POLYMER GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14330	57-1003983
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9335 Harris Corners Parkway, Suite 300 Charlotte, North Carolina		28269
(Address of Principal Executive Offices)		(Zip Code)

(704) 697-5100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accountants.

The Board of Directors of Polymer Group, Inc. (the “Company”) approved the dismissal of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm on March 28, 2012, effective upon Grant Thornton’s completion of its audit of the Company’s financial statements for the year ended December 31, 2011 and the filing by the Company of its Annual Report on Form 10-K for the year ended December 31, 2011, both of which occurred on March 30, 2012. The Company has appointed Ernst & Young LLP (“E&Y”) to serve as the Company’s independent registered public accounting firm beginning with fiscal year 2012.

Neither of the audit reports of Grant Thornton on the Company’s consolidated financial statements for the fiscal years ended January 1, 2011 or December 31, 2011 contained an adverse opinion or disclaimer of opinion, nor were they otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended January 1, 2011 and December 31, 2011 and through the date of this Current Report on Form 8-K, there were no disagreements between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Grant Thornton’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company’s consolidated financial statements for such years.

As previously disclosed, during the third quarter of fiscal year 2009, management identified a material weakness in internal control over financial reporting associated with the Company’s income tax accounting that was remediated in the fourth quarter of fiscal year 2010. The Company’s then constituted Audit Committee discussed the subject matter of the material weakness with Grant Thornton and the Company has authorized Grant Thornton to respond fully to the inquiries of the Company’s new independent registered public accountants concerning the subject matter of the material weakness.

Other than the matters associated with the material weakness, there were no reportable events, as defined in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K (“Regulation S-K”), during the fiscal years ended January 1, 2011 and December 31, 2011 and through the date of this Current Report on Form 8-K.

The Company has provided Grant Thornton with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Grant Thornton’s letter, dated April 3, 2012, stating that it agrees with the statements as they relate to the firm.

(b) Engagement of New Independent Registered Public Accountants.

The Company engaged E&Y as its new independent registered public accountants; therefore, E&Y will audit the Company’s consolidated financial statements for the fiscal year ending December 29, 2012. The decision to engage E&Y was made by the Company’s Board of Directors.

During the fiscal years ended January 1, 2011 and December 31, 2011 and through the date of this Current Report on Form 8-K, the Company has not consulted with Ernst & Young regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Ernst & Young concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission, dated April 3, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMER GROUP, INC.

Date: April 3, 2012	/s/ Dennis E. Norman
Dennis E. Norman
Executive Vice President and Chief Financial Officer

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